UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2020

GORDON POINTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38363	82-1270173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Fifth Avenue South

Naples, FL 34102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 960-4687

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one Warrant	GPAQU	Nasdaq Capital Market
Class A common stock, $0.0001 par value per share	GPAQ	Nasdaq Capital Market
Warrants to purchase Class A common stock	GPAQW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2020, Gordon Pointe Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with Listing Rules 5620(a) and 5810(c)(2)(G) (the “Annual Shareholders Meeting Rule”), which requires the Company to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end for continued listing on the NASDAQ Capital Market. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market. The Notice states that the Company has 45 calendar days, or until February 22, 2020, to submit a plan to regain compliance with the Annual Shareholders Meeting Rule.

The Company has delayed the holding of its annual meeting of stockholders due to the pendency of its previously-announced business combination with HOF Village, LLC (“HOFV”) and the related special meeting of stockholders described in the proxy statement/prospectus included in the Registration Statement on Form S-4 (as amended, the “Registration Statement”) filed by GPAQ Acquisition Holdings, Inc. (“Holdings”). The closing of the business combination is subject to approval by the stockholders of the Company, among other conditions described in the Registration Statement.

The Company intends to submit a plan to regain compliance with the Annual Shareholders Meeting Rule within the required timeframe. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an exception of up to 180 calendar days from the fiscal year end, or until June 29, 2020, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

 Additional Information

On December 31, 2019, the Company filed with the SEC a definitive proxy statement regarding an additional extension of the deadline to complete its initial business combination from January 29, 2020 to February 29, 2020, plus an option for the Company to further extend the deadline for an additional 30 days (the “Extension Proxy Statement”). Further, in connection with the proposed business combination between the Company and HOFV, Holdings has filed with the SEC a registration statement on Form S-4 on November 12, 2019 for the Holdings securities to be issued to the security holders of the Company and the members of HOF Village Newco, LLC at the closing of the business combination, which includes a preliminary proxy statement/prospectus and other documents concerning the proposed business combination and related matters (the “Registration Statement and Merger Proxy Statement”). Investors and security holders are advised to read the Extension Proxy Statement, the Registration Statement and the Merger Proxy Statement, and amendments thereto and the definitive proxy statements, when available, which will contain important information about the proposed extension and the proposed business combination and the parties to it. The Extension Proxy Statement is being mailed to stockholders of the Company as of December 24, 2019 and the Registration Statement and definitive Merger Proxy Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the Extension Proxy Statement, Registration Statement and Merger Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, FL 34102.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and Holding’s, the Company’s and HOFV’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the failure to obtain approval of the stockholders of the Company to the proposed additional extension of the deadline within which to complete the proposed business combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against the Company or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of Holding’s to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by the Company and Holdings.

Participants in the Solicitation

The Company, Holdings, HOFV, Newco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019, and also in the Registration Statement on Form S-4 filed with the SEC on November 12, 2019, which includes the proxy statement/prospectus of the Company for the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed business combination, and information concerning the interests of the Company’s and Newco’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Newco’s equity holders generally, is set forth in the Registration Statement on Form S-4 filed with the SEC on November 12, 2019.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDON POINTE ACQUISITION CORP.

	By:	/s/ James J. Dolan
Name: James J. Dolan
Title: Chief Executive Officer
Dated: January 14, 2020